Exhibit 99.2

In the united states bankruptcy court
for the southern district of texas
houston DIVISION

)
In re:	)	Chapter 11
)
Global clean energy	)	Case No. 25-90113 (ARP)
holdings, inc., et al.,[1]	)
)
Debtors.	)	(Jointly Administered)
	)	Re: Docket Nos. 301 & 348

NOTICE OF (I) ENTRY OF AN ORDER
CONFIRMING THE SECOND AMENDED JOINT CHAPTER 11
PLAN OF REORGANIZATION OF GLOBAL CLEAN ENERGY HOLDINGS, INC.
AND ITS DEBTOR AFFILIATES AND (II) OCCURRENCE OF THE EFFECTIVE DATE

On July 28, 2025, the Honorable Alfredo R. Pérez, United States Bankruptcy Judge for the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), entered the Order Confirming the Second Amended Joint Chapter 11 Plan of Reorganization of Global Clean Energy Holdings, Inc. and its Debtor Affiliates [Docket No. 348] (the “Confirmation Order”) confirming the Second Amended Joint Chapter 11 Plan of Reorganization of Global Clean Energy Holdings, Inc. and its Debtors Affiliates [Docket No. 301] (as amended, supplemented, or otherwise modified from time to time in accordance with the terms thereof, the “Plan”)[2] of the above-captioned debtors and debtors in possession (collectively, the “Debtors”).

The Effective Date of the Plan occurred on August 11, 2025.

The Plan and the Confirmation Order are available for inspection. If you would like to obtain a copy of the Confirmation Order or the Plan, you may contact Epiq Corporate Restructuring, LLC, the claims and noticing agent retained by the Debtors in these chapter 11 cases (the “Claims and Noticing Agent”), by: (a) emailing GCEHoldings@epiqglobal.com; (b) calling the Claims and Noticing Agent at (888) 827-0433 (domestic, toll free) or +1 (971) 402-2181 (international); or (c) accessing the Debtors’ restructuring website at https://dm.epiq11.com/GCEHoldings. You may also obtain copies of any pleadings Filed in these chapter 11 cases for a fee via PACER at: http://www.txs.uscourts.gov.

The Bankruptcy Court has approved certain discharge, release, exculpation, injunction, and related provisions in Article VIII of the Plan.

[1]	A complete list of each of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at https://dm.epiq11.com/GCEHoldings. The location of Debtor Global Clean Energy Holdings, Inc.’s principal place of business and the Debtors’ service address in these chapter 11 cases is: 6451 Rosedale Highway, Bakersfield, California 93308.

[2]	Capitalized terms used but not defined herein have the meanings ascribed to them in the Plan or the Confirmation Order, as applicable.

The Plan and its provisions are binding on the Debtors, the Reorganized Debtors, the Disbursing Agent, the GUC Trustee, and any Holder of a Claim or an Interest and such Holder’s respective successors and assigns, whether or not the Claim or the Interest of such Holder is Impaired under the Plan, and whether or not such Holder voted to accept the Plan.

The Plan and the Confirmation Order contain other provisions that may affect your rights. You are encouraged to review the Plan and the Confirmation Order in their entirety.

IF YOU HAVE ANY QUESTIONS ABOUT THIS NOTICE, PLEASE CONTACT
EPIQ CORPORATE RESTRUCTURING, LLC BY CALLING (888) 827-0433
(TOLL FREE) or +1 (971) 402-2181 (INTERNATIONAL)

Houston, Texas
Dated: August 11, 2025

/s/ Jason L. Boland
	NORTON ROSE FULBRIGHT US LLP	KIRKLAND & ELLIS LLP
	Jason L. Boland (SBT 24040542)	KIRKLAND & ELLIS INTERNATIONAL LLP
	Robert B. Bruner (SBT 24062637)	Joshua A. Sussberg, P.C. (admitted pro hac vice)
	Julie Harrison (SBT 24092434)	Brian Schartz, P.C. (TX Bar No. 24099361)
	Maria Mokrzycka (SBT 24119994)	Ross J. Fiedler (admitted pro hac vice)
	1550 Lamar Street, Suite 2000	601 Lexington Avenue
	Houston, Texas 77010-3095	New York, New York 10022
	Telephone: (713) 651-5151	Telephone:	(212) 446-4800
	Facsimile: (713) 651-5246	Facsimile:	(212) 446-4900
Email:	jason.boland@nortonrosefulbright.com	Email:	jsussberg@kirkland.com
	bob.bruner@nortonrosefulbright.com		bschartz@kirkland.com
	julie.harrison@nortonrosefulbright.com		ross.fiedler@kirkland.com
maria.mokrzycka@nortonrosefulbright.com
- and -

KIRKLAND & ELLIS LLP
KIRKLAND & ELLIS INTERNATIONAL LLP
Peter A. Candel (admitted pro hac vice)
333 West Wolf Point Plaza
Chicago, Illinois 60654
		Telephone:	(312) 862-2000
		Facsimile:	(312) 862-2200
		Email:	peter.candel@kirkland.com

	Co-Counsel to the Debtors	Co-Counsel to the Debtors
	and Debtors in Possession	and Debtors in Possession

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